EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Varsity Brands, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John M. Nichols, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated: May 15, 2003                              /s/ JOHN M. NICHOLS
                                                 --------------------------
                                                 John M. Nichols
                                                 Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to Varsity Brands, Inc. and will be retained by Varsity Brands, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.